UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): November 5, 2003


                            AmeriVest Properties Inc.
        (Exact name of small business issuer as specified in its charter)


            Maryland                      1-14462               84-1240264
 (State or other jurisdiction of    (Commission File No.)    (I.R.S. Employer
  incorporation or organization)                            Identification  No.)



          1780 South Bellaire Street Suite 100, Denver, Colorado 80222
                    (Address of principal executive offices)

                                 (303) 297-1800
                         (Registrant's telephone number)

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Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number             Exhibit Title
--------------             -------------

  99.1 Press Release dated November 5, 2003 (including supplemental attachments)

Item 9. Regulation FD Disclosure (Information provided under Item 12. Results of Operations and Financial Condition).

     On November 5, 2003, AmeriVest Properties Inc. ("AmeriVest") announced its consolidated financial results for the quarter ended September 30, 2003. A copy of AmeriVest's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under
Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by AmeriVest under the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                AMERIVEST PROPERTIES INC.


Dated: November 5, 2003
                                                By: /s/ D. Scott Ikenberry
                                                    ---------------------------
                                                        D. Scott Ikenberry
                                                        Chief Financial Officer